UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report March 28, 2007

LEGACY COMMUNICATIONS CORPORATION (Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)

333-125907 (Commission File Number)	87-0579824 (IRS Employer Identification No.)

210 North 1000 East St. George, UT (Address of Principal Executive Offices)	84770 (Zip Code)

(435) 628-1000 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        ☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 28, 2007, AM Radio 790, Inc, a wholly-owned subsidiary of Legacy Communications Corporation, completed the sale of assets relating to radio station KBET(AM), 790 kHz, Winchester, Nevada (FCC Facility ID No. 136292) to KDWN License Limited Partnership, an affiliate of Beasley FM Acquisition Corp. for an aggregate purchase price of $2,500,000 in cash.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release announcing sale of KBET(AM)

99.2	FCC Final Rule & Order authorizing sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY COMMUNICATIONS CORPORATION (Registrant)

Date: March 28, 2007	By: /s/ E. Morgan Skinner, Jr. Name: E. Morgan Skinner, Jr. Title: President and CEO